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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported)  August 12, 1996


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, which will form Cityscape Home Equity Loan Trust 1996-3, which will issue the Cityscape Home Equity Loan Trust 1996-3, Home Equity Loan Pass-Through Certificates, Series 1996-3).


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                33-99018        06-1442010
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.
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Filing of Derived Materials.
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     In  connection with the offering of the Cityscape Home Equity Loan Pass-
Through Certificates, Series 1996-3, Greenwich Capital Markets, Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Derived
Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction. The Derived Materials are attached hereto as Exhibit 1.














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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 20, 1996, and the Prospectus Supplement of Financial Asset Securities Corp., relating to its Cityscape Home Equity Loan Trust 1996-3, Home Equity
Loan Pass-Through Certificates).









Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

1.   Derived Materials




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/Charles A. Forbes, Jr.
                                  ----------------------------
                                  Charles A. Forbes, Jr.




Dated:  August 12, 1996




                                Exhibit Index
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Exhibit                                           Page
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1.   Derived Materials



                                                                 EXHIBIT 1

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.




COLLATERAL CHARACTERISTICS (AMOUNTS ARE APPROXIMATE AND SUBJECT TO CHANGE)


                                 Wtd. Avg                Max                     Min
                                 ---------------         ------------            ---------

Balance:                         $61,000                 $625,000                $3,000
WAC:                             12.05%                  24.00%                  8.49%
WAM:                             201 months              360 months              59 months
CLTV:                            73%                     94%                     5%
Seasoning:                       2 months                27 months               0 months





     Parameter                      %                           Parameter               %
- --------------------          ---------------                  --------------        ----------


Balloon:                            66%                         A:                      42%
Fully Am:                           34%                         B:                      40%

                                                                C:                      11%
First Lien:                         92%                         D:                       7%
2nd Lien:                            8%

                                                                Purchase:                25%
Owner Occ:                          85%                         Cashout:                 16%
Non-Owner:                          14%                         Rate/Term:               59%

1-4 Single Fam:                     96%                         New York:                20%
Condo/PUD:                           3%                         New Jersey:              10%
Mixed Use:                           1%                         Michigan:                 8%
                                                                Illinois:                 7%
Total States:                        37                         Ohio:                     6%
